 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

Brooklyn Cheesecake & Desserts Company, Inc.
(Exact name of registrant as specified in its charter)

New York	1-13984	13-382215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12540 Broadwell Road, Suite 1203
Milton, GA 30004
 (Address of principal executive offices)

(678) 871-7457
(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Officer

On November 19, 2014 Anthony Merante resigned as director of Brooklyn Cheesecake & Desserts Company, Inc., a New York corporation (the “Company”). Mr. Merante informed the Company that his decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 19, 2014, the Board by unanimous written consent accepted the resignation of Mr. Merante.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

17.1	Letter of Resignation from Anthony Merante, dated November 19, 2014

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fresh Promise Foods, INC.

Date: November 20 , 2014	By:	/s/ Jeffrey Cosman
	Name:	Jeffrey Cosman
	Title:	Chairman, President, Chief Executive Officer, and Chief Financial Officer